Exhibit 10.3

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of December 5, 2016, is made by ALMOST FAMILY, INC., a Delaware corporation (“Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto (together with the Borrower, the “Initial Pledgors,” and together with any additional Subsidiaries, whether now existing or hereafter formed or acquired which become parties to this Agreement by executing a Pledge Supplement hereto in substantially the form of Exhibit A, the “Pledgors” and each, a “Pledgor “) for the benefit of JPMORGAN CHASE BANK, N.A. acting as Administrative Agent (“Administrative Agent”) pursuant to the Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; certain capitalized terms used in this Agreement have the meanings assigned to such terms in the Credit Agreement unless expressly otherwise defined in this Agreement and are incorporated by reference herein) entered into among Borrower, Administrative Agent, and the Lenders from time to time party thereto as defined in the Credit Agreement.

RECITALS:

A.                                    The Credit Agreement amends and restates in its entirety the Existing Credit Agreement (as defined in the Credit Agreement), providing that the Lenders have severally agreed to make the Commitment for Loans and Letters of Credit and other financial accommodations to or for the account of the Borrower upon the terms and subject to the conditions set forth in the Credit Agreement.

B.                                    As a condition to the effectiveness of the Existing Credit Agreement, certain of the Pledgors entered into the Pledge of Equity Interests, dated as of December 2, 2010, with the Administrative Agent (as previously amended, restated, supplemented or otherwise modified from time to time, the “Existing Pledge Agreement”).

C.                                    Each Pledgor party to the Existing Pledge Agreement wishes to affirm its obligations under the terms of the Existing Pledge Agreement, and each of the undersigned Pledgors wish to amend and restate the terms of the Existing Pledge Agreement.

D.                                    Lenders have required as one of the conditions to the effectiveness of the Credit Agreement that each Pledgor execute and deliver this Agreement to Administrative Agent for the benefit of itself and the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Pledgors and the Administrative Agent hereby agree as follows:

1.                                      Reaffirmation and Pledge. Each Pledgor party to the Existing Pledge Agreement acknowledges and agrees with the Administrative Agent that the Existing Pledge Agreement is amended, restated and superseded in its entirety pursuant to the terms hereof.  Each Pledgor party to the Existing Pledge Agreement reaffirms its pledge and the security interest granted under the terms and conditions of the Existing Pledge Agreement and agrees that such pledge and security interest (including, without limitation, any filings made in connection therewith) remain in full force and effect and are hereby ratified, reaffirmed and confirmed. In order to induce the Lenders to effect the Commitment, each Pledgor hereby grants a security interest in and pledges to the Administrative Agent, for the benefit of itself and for the ratable benefit of the Secured Parties, and as part of the Collateral (as defined below) to secure the prompt and complete payment and performance of the Secured Obligations, all of each such Pledgor’s right, title and interest in and to the following: (a) subject to the last sentence of this Section 1, all of those shares of the capital stock of the Subsidiaries described in Schedule I hereto evidenced by the certificate number(s) identified in Schedule I, (b) subject to the last sentence of this Section 1, all of the membership interest and all of the other right, title and interest of whatever nature including economic rights, control rights and member status, in each Subsidiary identified as one of the “Limited Liability Companies” on Schedule I hereto, (c) all security entitlements of each such Pledgor with respect thereto in each case, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income, interest, dividends and other distributions thereon, and (d) all additional shares or membership interests and the foregoing rights now owned or hereafter acquired by any Pledgor in any such Subsidiary (the “Collateral”).  Notwithstanding anything herein to the contrary contained in this Section 1, the amount of equity interests in any Foreign Subsidiary pledged or required to be pledged to the Administrative Agent hereunder or under any other Collateral Document shall be automatically limited to the voting stock of such Foreign Subsidiary representing not more than 65% of the total voting power of all outstanding voting stock of such Foreign Subsidiary (and the term “Collateral” shall not include any other equity interests of such Foreign Subsidiary).

2.                                      Representations and Warranties. Each Pledgor represents and warrants to the Administrative Agent as follows:

A.                                    Each Pledgor identified on Schedule I, as the owner of the Collateral listed thereon, is the legal and beneficial owner of the Collateral identified as being owned by such Pledgor, which in the case of Collateral evidenced by certificates is registered in the name of such Pledgor or a nominee.

B.                                    Each Pledgor has full power and authority to assign, pledge and grant the Collateral to Administrative Agent, for the benefit of itself and for the ratable benefit of the Secured Parties, pursuant to this Agreement and such grant does not violate any agreement binding upon Pledgor, or any federal, state or other laws or regulations, including any applicable to securities, or require any registration with, or consent or approval of, or other action by, any federal, state or other Governmental Authority or regulatory body.

C.                                    The Collateral is free and clear of any Liens, claims or restrictions of any kind, except (i) those established in favor of Administrative Agent by this Agreement and (ii) Liens permitted under Section 6.02 of the Credit Agreement.

D.                                    The pledge and grant of the security interest in the Collateral, together with the delivery to Administrative Agent of the certificates and stock powers evidencing ownership of shares of capital stock of those Subsidiaries that are corporations, and the filing of a UCC financing statement that includes in the description of the Collateral the membership interest of any

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Subsidiaries that are limited liability companies in the filing office required under applicable law to perfect the security interest in those membership interests, is effective to vest in the Administrative Agent a valid and perfected exclusive first priority security interest, superior to the rights of any other Person, in and to the Collateral and does not violate or contravene any provision of the articles of incorporation or bylaws or articles of organization or operating agreement or limited liability company agreement (collectively, “Organization Documents”) of any Pledgor or any Subsidiary.  Whether or not constituting securities, all certificates evidencing any Collateral have been delivered to the Administrative Agent on or before the date hereof, together with undated share transfer powers duly endorsed in blank.  Each of the Pledgors hereby authorizes the transfer of possession of all certificates and other evidence of the Collateral to the Administrative Agent.

E.                                     Schedule I correctly sets forth the percentage of issued and outstanding capital stock or membership interest of each Subsidiary that is being pledged by the Pledgors pursuant to this Agreement, and such capital stock and membership interests have been duly authorized and validly issued and are fully paid and non-assessable.

F.                                      The membership interests of each Subsidiary that is a limited liability company is not represented by a certificate, or by an instrument issued in their or a registered form or issued or dealt with as a medium for investment and, without limitation of the foregoing, the operating agreement or limited liability company agreement of each Subsidiary that is a limited liability company does not provide that the membership interest is a “Security” as defined in Article 8 of the Uniform Commercial Code.

3.                                      Covenants. Each of the Pledgors covenants and agrees with Administrative Agent as follows:

A.                                    No Pledgor will incur, create, assume or permit to exist any Lien, claim or restriction of any nature whatsoever on any of the Collateral, except for those established in favor of Administrative Agent or any disclosed in and permitted by the express terms of the Loan Documents, or assign, pledge or otherwise encumber any right to receive income from the Collateral.

B.                                    No Pledgor shall permit any Organization Documents to be modified without the prior written consent of Administrative Agent.

C.                                    Each Pledgor shall be liable for, and shall pay and discharge on or before the date when due all Taxes of any kind whatsoever imposed by any Governmental Authority as a result of or in connection with the ownership interest of each Subsidiary owned by such Pledgor.

D.                                    No Pledgor shall do, suffer or permit to occur any act or thing whereby the rights of Administrative Agent in the Collateral would be impaired.

4.                                      Voting Rights and Transfer. Prior to the occurrence of an Event of Default, Pledgor will have the right to exercise all voting rights with respect to the Collateral owned by it; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or

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which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Secured Obligations unless the Administrative Agent expressly so indicates by written notice to the Pledgors.

5.                                      Dividends, Interest and Premiums. The Pledgor owning the Collateral will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default. In the event any additional shares or membership interests are issued to the Pledgor owning the Collateral as a dividend or distribution in lieu of cash interest on any of the Collateral, including as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional ownership interest will be immediately delivered to the Administrative Agent, together with an undated transfer power covering such certificate duly endorsed in blank, and such certificate will be subject to this Agreement and a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to receive all cash or stock dividends, distributions, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Administrative Agent’s rights under the “Event of Default and Remedies” Section of this Agreement.

6.                                      Event of Default and Remedies.

A.                                    Upon the occurrence of any Event of Default, the Administrative Agent shall be entitled in its discretion to declare any or all of the Secured Obligations to be immediately due and payable without demand or notice, all of which are expressly waived, and Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Agreement and the other Loan Documents or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as Administrative Agent may deem advisable and at such prices as Administrative Agent may deem best.

B.                                    At any bona fide public sale, and to the extent permitted by law, at any private sale, the Administrative Agent shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released. Any such sale may be on cash or credit. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933, as amended (the “Act”) or any other applicable exemption available under such Act. The Administrative Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given, and may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Administrative Agent may sell such Collateral at any time without giving

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prior notice to any Pledgor. Whenever notice is otherwise required by law to be sent by the Administrative Agent to any Pledgor of any sale or other disposition of the Collateral, ten (10) days written notice sent to any such Pledgor at its address specified above will be reasonable.

C.                                    Each Pledgor recognizes that the Administrative Agent may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act so that the Administrative Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Each Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Administrative Agent has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

D.                                    The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Administrative Agent will be applied to the Secured Obligations in accordance with Section 2.18 of the Credit Agreement. If after exhausting all of the Collateral there is a deficiency, the Pledgors will be liable therefor to the Administrative Agent; provided, however, that nothing contained herein will obligate the Administrative Agent to proceed against any Pledgor or other Person prior to proceeding against the Collateral.

E.                                     If any demand is made at any time upon the Administrative Agent for the repayment or recovery of any amount received by it in payment or on account of any of the Secured Obligations from the disposition of the Collateral and if the Administrative Agent repays all or any part of such amount, the Pledgors will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by Administrative Agent.

7.                                      Further Assurances.

A.                                    At any time and from time to time, upon demand of the Administrative Agent, the Pledgors will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Administrative Agent may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Administrative Agent to exercise or enforce its rights hereunder with respect to such security interest.

B.                                    Upon any Pledgor after the date hereof obtaining a direct ownership of an additional Subsidiary, such Pledgor shall (within thirty (30) days (or such later date as is agreed to by the Administrative Agent in its reasonable discretion)) promptly execute and deliver to the Administrative Agent a pledge supplement substantially in the form of Exhibit A attached hereto (each, a “Pledge Supplement”) in respect of such additional Subsidiary, pursuant to which Exhibit A attached hereto shall be automatically updated with the information set forth on Schedule I to such Pledge Supplement.

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C.                                    Without limiting the generality of the foregoing, each Pledgor hereby irrevocably appoints the Administrative Agent as each such Pledgor’s attorney-in-fact to do all acts and things in each such Pledgor’s name that the Administrative Agent may deem necessary or desirable. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. The Administrative Agent is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without any such Pledgor’s signature, naming the applicable Pledgor as debtor and the Administrative Agent as secured party.

8.                                      Notices. Except for any notice required under applicable law to be given in another manner, any notice given under this Agreement shall be given in the manner stipulated by Section 9.01 of the Credit Agreement. Each Pledgor irrevocably designates Borrower as the agent for such Pledgor for the purpose of receiving any notices from Administrative Agent or any Secured Party pursuant to this Agreement and agrees that notices given by Administrative Agent or any Secured Party to the Borrower shall be effective as notice to such Pledgor if given in a manner stipulated by Section 9.01 of the Credit Agreement.

9.                                      Preservation of Rights.

A.                                    No delay or omission by the Administrative Agent or any other Secured Party to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the action or inaction of any of the same impair any such right or power. The rights and remedies of the Administrative Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and not exclusive of any other rights or remedies which it may have under other agreements, at law or in equity.

B.                                    The Administrative Agent and the Secured Parties may, at any time and from time to time, without notice to or the consent of any Pledgor, and without impairing or releasing, discharging or modifying any Pledgor’s liabilities hereunder, on one or more occasions in each case (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Secured Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Secured Obligations, any other pledge or security agreements, or any Collateral for any Secured Obligations; (iii) subject to Section 2.18 of the Credit Agreement, apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to any Secured Obligations of any Pledgor, including the Borrower in such order, manner and amount as the Administrative Agent and the other Secured Parties may determine in their sole discretion; (iv) deal with any other Person with respect to any Secured Obligations in such manner as the Administrative Agent and the Secured Parties deem appropriate in their sole respective discretion; (v) substitute, exchange or release any Collateral or guaranty; and (vi) take such actions and exercise such remedies hereunder as provided herein.

10.                               Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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11.                               Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor therefrom will be effective unless made in a writing signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case will entitle any Pledgor to any other or further notice or demand in the same, similar or other circumstance.

12.                               Additional Pledgors.  Pursuant to Section 5.09 of the Credit Agreement, the Borrower may be required to, and/or cause certain Subsidiary Guarantors to, become a Pledgor hereunder (such additional Pledgors, the “Additional Pledgors”).  Upon execution and delivery by the Administrative Agent and an Additional Pledgor of a joinder agreement in substantially the form of Exhibit B hereto (each, a “Joinder Agreement”), such Additional Pledgor shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such Joinder Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

13.                               Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between each of the Pledgors and the Administrative Agent with respect to the subject matter hereof.

14.                               Successors and Assigns. This Agreement will be binding upon and inure to the benefit of each of the Pledgors and the Administrative Agent and their respective successors and assigns; provided, however, that no Pledgor may assign this Agreement in whole or in part without the Administrative Agent’s prior written consent and the Administrative Agent at any time may assign this Agreement in whole or in part.

15.                               Interpretation. In this Agreement, unless the Administrative Agent and the Pledgors otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or,” the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation.” Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16.                               Indemnity. Without limitation of its indemnification obligations under the Credit Agreement and other Loan Documents, each of the Pledgors jointly and severally agrees to indemnify each of the Administrative Agent and the other Indemnities (as defined in the Credit Agreement), their respective directors, officers and employees and agents (the “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees of counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) that any Indemnified Party may incur or that may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The

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indemnity agreement contained in this Section shall survive the termination of this Agreement. Each of the Pledgors may participate at its respective expense in the defense of any such claim.

17.                               Counterparts and Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

18.                               Consent to Jurisdiction and Venue. Each Pledgor hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky, and irrevocably agrees that, subject to the Administrative Agent’s sole and absolute election, any case or proceeding relating to Title XI of the United States Code and any actions relating to the Secured Obligations secured hereby shall be litigated in such courts, and each Pledgor waives any objection any such Pledgor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. Nothing contained in this Section shall affect the right of the Administrative Agent or any other Secured Party to bring any action or proceeding against any Pledgor or the property of any Pledgor in the courts of any other jurisdiction.

19.                               WAIVER OF TRIAL BY JURY. THE ADMINISTRATIVE AGENT AND PLEDGORS ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

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WITNESS, the due execution hereof as of the date first written above.

INITIAL PLEDGORS:

ALMOST FAMILY, INC., a Delaware corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer

[Signature Page to Amended and Restated Pledge Agreement]

ADULT DAY CARE OF AMERICA, INC., a Delaware corporation

AFAM MERGER, INC., a Delaware corporation

CAMBRIDGE HOME HEALTH CARE, INC., an Ohio corporation

CAMBRIDGE HOME HEALTH CARE, INC./PRIVATE, an Ohio corporation

CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation

CARETENDERS OF CLEVELAND, INC., a Kentucky corporation

CARETENDERS OF COLUMBUS, INC., a Kentucky corporation

CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a Kentucky corporation

NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation

OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation

PATIENT CARE MEDICAL SERVICES, INC., a New Jersey corporation

PATIENT CARE NEW JERSEY, INC., a Delaware corporation

PATIENT CARE PENNSYLVANIA, INC., a Delaware corporation

PATIENT CARE, INC., a Delaware corporation

PRIORITY CARE, INC., a Connecticut corporation

SUNCREST HEALTHCARE, INC., a Georgia corporation

SUNCREST HOME HEALTH OF AL, INC., an Alabama corporation

[Signature Page to Amended and Restated Pledge Agreement]

SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation

SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia corporation

SUNCREST HOME HEALTH OF MANCHESTER, INC., a Tennessee corporation

SUNCREST HOME HEALTH OF NASHVILLE, INC., a Tennessee corporation

SUNCREST HOME HEALTH OF SOUTH GA, INC., a Georgia corporation

SUNCREST LBL HOLDINGS, INC., a Tennessee corporation

SUNCREST TELEHEALTH SERVICES, INC., a Tennessee corporation

TENNESSEE NURSING SERVICES OF MORRISTOWN, INC., a Tennessee corporation

TRIGG COUNTY HOME HEALTH, INC., a Kentucky corporation

AFAM ACQUISITION LLC, a Kentucky limited liability company

ALMOST FAMILY ACO SERVICES OF KENTUCKY, LLC, a Kentucky limited liability company

ALMOST FAMILY ACO SERVICES OF SOUTH FLORIDA, LLC, a Florida limited liability company

ALMOST FAMILY ACO SERVICES OF TENNESSEE, LLC, a Tennessee limited liability company

ALMOST FAMILY PC OF FT. LAUDERDALE, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

ALMOST FAMILY PC OF KENTUCKY, LLC, a Kentucky limited liability company

ALMOST FAMILY PC OF SW FLORIDA, LLC, a Florida limited liability company

ALMOST FAMILY PC OF WEST PALM, LLC, a Florida limited liability company

BGR ACQUISITION, LLC, a Florida limited liability company

CARETENDERS OF JACKSONVILLE, LLC, a Florida limited liability company

CARETENDERS VISITING SERVICES OF DISTRICT 6 LLC, a Kentucky limited liability company

CARETENDERS VISITING SERVICES OF DISTRICT 7 LLC, a Kentucky limited liability company

CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC, a Florida limited liability company

CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC, a Florida limited liability company

CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC, a Kentucky limited liability company

CARETENDERS VISITING SERVICES OF COLUMBUS, LLC, an Ohio limited liability company

CARETENDERS VISITING SERVICES OF OCALA, LLC, a Florida limited liability company

CARETENDERS VISITING SERVICES OF ORLANDO, LLC, a Kentucky limited liability company

CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC, an Illinois limited liability company

CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC, a Florida limited liability company

CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC, a Missouri limited liability company

CARETENDERS VNA OF OHIO, LLC, an Ohio limited liability company

CARETENDERS VS OF BOSTON, LLC, a Massachusetts limited liability company

CARETENDERS VS OF CENTRAL KY, LLC, a Kentucky limited liability company

CARETENDERS VS OF LINCOLN TRAIL, LLC, a Kentucky limited liability company

CARETENDERS VS OF LOUISVILLE, LLC, a Kentucky limited liability company

CARETENDERS VS OF OHIO, LLC, an Ohio limited liability company

CARETENDERS VS OF SE OHIO, LLC, an Ohio limited liability company

CARETENDERS VS OF WESTERN KY, LLC, a Kentucky limited liability company

HOME HEALTH AGENCY -CENTRAL PENNSYLVANIA, LLC, a Florida limited liability company

HOME HEALTH AGENCY-BREVARD, LLC, a Florida limited liability company

HOME HEALTH AGENCY-BROWARD, Inc., a Florida corporation

HOME HEALTH AGENCY -COLLIER, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

HOME HEALTH AGENCY -HILLSBOROUGH, LLC, a Florida limited liability company

HOME HEALTH AGENCY -ILLINOIS, LLC, a Florida limited liability company

HOME HEALTH AGENCY -INDIANA, LLC, a Florida limited liability company

HOME HEALTH AGENCY - PALM BEACHES, LLC, a Florida limited liability company

HOME HEALTH AGENCY -PENNSYLVANIA, LLC, a Florida limited liability company

HOME HEALTH AGENCY -PHILADELPHIA, LLC, a Florida limited liability company

HOME HEALTH AGENCY -PINELLAS, LLC, a Florida limited liability company

IMPERIUM HEALTH MANAGEMENT, LLC, a Kentucky limited liability company

IN HOMECARE NETWORK CENTRAL, LLC, an Indiana limited liability company

IN HOMECARE NETWORK NORTH, LLC, an Indiana limited liability company

MEDERI CARETENDERS VS OF SE FL, LLC, a Florida limited liability company

MEDERI CARETENDERS VS OF BROWARD, LLC, a Florida limited liability company

MEDERI CARETENDERS VS OF SW FL, LLC, a Florida limited liability company

MEDERI CARETENDERS VS OF TAMPA, LLC, a Florida limited liability company

OMNI HOME HEALTH SERVICES, LLC, a Delaware limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

OMNI HOME HEALTH - DISTRICT 1, LLC, a Florida limited liability company

OMNI HOME HEALTH - DISTRICT 2, LLC, a Florida limited liability company

OMNI HOME HEALTH - DISTRICT 4, LLC, a Florida limited liability company

OMNI HOME HEALTH -HERNANDO, LLC, a Florida limited liability company

OMNI HOME HEALTH -JACKSONVILLE, LLC, a Florida limited liability company

OMNI HEALTH MANAGEMENT, LLC, a Florida limited liability company

PATIENT CARE CONNECTICUT LLC, a Connecticut limited liability company

PRINCETON HOME HEALTH, LLC, an Alabama limited liability company

SUNCREST COMPANION SERVICES, LLC, a Tennessee limited liability company

SUNCREST HEALTHCARE OF EAST TENNESSEE, LLC, a Tennessee limited liability company

SUNCREST HEALTHCARE OF MIDDLE TN, LLC, a Tennessee limited liability company

SUNCREST HEALTHCARE OF WEST TENNESSEE, LLC, a Tennessee limited liability company

SUNCREST HOME HEALTH OF TAMPA, LLC, a Florida limited liability company

SUNCREST HOME HEALTH OF MO, INC., a Missouri corporation

SUNCREST HOME HEALTH OF NORTH CAROLINA, INC., a North Carolina corporation

[Signature Page to Amended and Restated Pledge Agreement]

SUNCREST HOME HEALTH - SOUTHSIDE, LLC, a Georgia limited liability company

SUNCREST OUTPATIENT REHAB SERVICES OF TN, LLC, a Tennessee limited liability company

SUNCREST OUTPATIENT REHAB SERVICES, LLC, a Tennessee limited liability company

BRACOR, INC., a New York corporation

BHC SERVICES, INC., a New York corporation

WESTERN REGION HEALTH CORPORATION, a New York corporation

WILLCARE, INC., a New York corporation

PATIENT’S CHOICE HOMECARE, LLC, a Connecticut limited liability company

CONNECTICUT HOME HEALTH CARE, INCORPORATED, a Connecticut corporation

LITSON CERTIFIED CARE, INC., a New York corporation

LITSON HEALTH CARE, INC., a New York corporation

INGENIOS HEALTH HOLDINGS, INC., a Delaware corporation

INGENIOS HEALTH CO., a Delaware corporation

BLACK STONE OPERATIONS, LLC, an Ohio limited liability company

BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

BLACKSTONE GROUP, LLC, an Ohio limited liability company

BLACKSTONE HEALTH CARE, LLC, an Ohio limited liability company

S&B HEALTH CARE, LLC, an Ohio limited liability company

ADVANCED GERIATRIC EDUCATION & CONSULTING, LLC, an Ohio limited liability company

BLACK STONE OF NORTHEAST OHIO, LLC, an Ohio limited liability company

MJ NURSING AT BLACK STONE, LLC, an Ohio limited liability company

CARE ADVISORS BY BLACK STONE, LLC, an Ohio limited liability company

ASSISTED CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

HOME HEALTH CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

ASSISTED CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

HOME HEALTH CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

ASSISTED CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

HOME HEALTH CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

HOME HEALTH CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Pledge Agreement]

ASSISTED CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

PATIENT CARE OF HUDSON COUNTY, LLC, a New Jersey limited liability company

LONG TERM SOLUTIONS, INC., a Massachusetts corporation

HOME HEALTH OF JEFFERSON CO, LLC, a Kentucky limited liability company

HHA OF WISCONSIN, LLC, a Wisconsin limited liability company

PATIENT CARE HHA, LLC, a Connecticut limited liability company

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer of each Initial Pledgor above

[Signature Page to Amended and Restated Pledge Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Will Barry
Name: Will Barry
Title: Associate

[Signature Page to Amended and Restated Pledge Agreement]

Schedule I

(List of Almost Family, Inc. Subsidiaries)

Subsidiary	Ownership	Certificate No.	State of Incorporation	State ID. No.
Adult Day Care of America, Inc.	1,000 shares of common stock, $.001 par value per share, owned by Almost Family, Inc.	4	DE	2128204
AFAM Merger, Inc.	100 shares, owned by Almost Family, Inc.	1	DE	4743144
Cambridge Home Health Care Holdings, Inc.	100,968.048 shares, owned by National Health Industries, Inc.	19	DE	3752185
Cambridge Home Health Care, Inc.	10 shares, owned by Cambridge Home Health Care Holdings, Inc.	2	OH	866131
Cambridge Home Health Care, Inc./Private	10 shares, owned by Cambridge Home Health Care Holdings, Inc.	2	OH	866130
Caretenders of Cleveland, Inc.	100 shares owned by National Health Industries, Inc.	1	KY	0418732
Caretenders of Columbus, Inc.	100 shares owned by National Health Industries, Inc.	1	KY	0414266
Caretenders Visiting Services Employment Company, Inc.	100 shares owned by National Health Industries, Inc.	2	KY	0456266
National Health Industries, Inc.	1,000 shares of common stock without par value, owned by Almost Family, Inc.	78	KY	0119806
OMNI Home Health Holdings, Inc.	10 shares of xxx stock owned by National Health Industries, Inc.	2	DE	4508006
Patient Care Medical Services, Inc.	10 shares of common stock; owned by Patient Care, Inc.	1	NJ	100027270
Patient Care New Jersey, Inc.	1,000 shares of common stock; owned by Patient Care, Inc.	1	DE	3848463
Patient Care Pennsylvania, Inc.	100 shares of common stock; owned by Patient Care, Inc.	1	DE	3623151

Patient Care, Inc.	1,000 shares of common stock, $.01 par value per share; owned by AFAM Acquisition, LLC	6	DE	2320425
Priority Care, Inc.	100 shares of common stock; owned by Patient Care, Inc.		CT	561909
SunCrest Healthcare, Inc	265,148 shares of common stock owned by National Health Industries, Inc.; 90,667 shares of B-1 Preferred Stock, 19,708 shares of B-2 Preferred Stock, and 403,856 shares of C Preferred Stock all owned by OMNI Home Health Holdings, Inc.	Common Stock — Certificate 55 B-1 Preferred — Certificate B-1-005 B-2 Preferred — Certificate B-2-020 C Preferred — Certificate C-004	GA	400237
SunCrest Home Health of AL, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	AL	261-690
SunCrest Home Health of Claiborne County, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	TN	000655066
SunCrest Home Health of Georgia, Inc.	100 shares of common stock; owned by SunCrest Healthcare, Inc.	1	GA	2511213
SunCrest Home Health of Manchester, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	TN	000642295
SunCrest Home Health of Nashville, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	2	TN	000627890
SunCrest Home Health of South GA, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	GA	3037586
SunCrest LBL Holdings, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	TN	000642297
SunCrest TeleHealth Services, Inc.	1,000 shares of common stock; owned by SunCrest Healthcare, Inc.	1	TN	000645556
Tennessee Nursing Services of Morristown, Inc.	1,000 shares of common stock owned by SunCrest Home Health of Claiborne County, Inc.	4	TN	00060015
Trigg County Home Health, Inc.	970 shares of common stock owned by Suncrest LBL Holdings, Inc.	1	KY	0715426
AFAM Acquisition, LLC	100% by Almost Family, Inc.	N/A	KY	0705309
Almost Family ACO Services of Kentucky, LLC	100% by National Health Industries, Inc.	N/A	KY	0888128

Almost Family ACO Services of South Florida, LLC	100% by National Health Industries, Inc.	N/A	FL	L14000077192
Almost Family ACO Services of Tennessee, LLC	100% by SunCrest Health Care, Inc.	N/A	TN	000758873
Almost Family PC of Ft. Lauderdale, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103414
Almost Family PC of Kentucky, LLC	100% by National Health Industries, Inc.	N/A	KY	0675489
Almost Family PC of SW Florida, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103411
Almost Family PC of West Palm, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103413
BGR Acquisition, LLC	100% by SunCrest Healthcare, Inc.	N/A	FL	L06000098860
Caretenders of Jacksonville, LLC	100% by National Health Industries, Inc.	N/A	FL	L06000110767
Caretenders Visiting Services of District 6, LLC	100% by National Health Industries, Inc.	N/A	KY	0565533
Caretenders Visiting Services of District 7, LLC	100% by National Health Industries, Inc.	N/A	KY	0565534
Caretenders Visiting Services of Gainesville, LLC	100% by National Health Industries, Inc.	N/A	FL	L05000016996
Caretenders Visiting Services of Hernando County, LLC	100% by National Health Industries, Inc.	N/A	FL	L06000104096
Caretenders Visiting Services of Kentuckiana, LLC	100% by National Health Industries, Inc.	N/A	KY	0615538
Caretenders Visiting Services of Columbus, LLC	100% by National Health Industries, Inc.	N/A	OH	1676001
Caretenders Visiting Services of Ocala, LLC	100% by National Health Industries, Inc.	N/A	FL	L06000028455
Caretenders Visiting Services of Orlando, LLC	100% by National Health Industries, Inc.	N/A	KY	0597949
Caretenders Visiting Services of Pinellas County, LLC	100% by National Health Industries, Inc.	N/A	FL	L06000104100
Caretenders Visiting Services of Southern Illinois, LLC	100% by National Health Industries, Inc.	N/A	IL	2013258
Caretenders Visiting Services of St. Augustine, LLC	100% by National Health Industries, Inc.	N/A	FL	L05000052409

Caretenders Visiting Services of St. Louis, LLC	100% by National Health Industries, Inc.	N/A	MO	LC0774505
Caretenders VNA of Ohio, LLC	100% by National Health Industries, Inc.	N/A	OH	1970058
Caretenders VS of Boston, LLC	100% by National Health Industries, Inc.	N/A	MA	962269
Caretenders VS of Central KY, LLC	100% by National Health Industries, Inc.	N/A	KY	0675492
Caretenders VS of Lincoln Trail, LLC	100% by National Health Industries, Inc.	N/A	KY	0715613
Caretenders VS of Louisville, LLC	100% by National Health Industries, Inc.	N/A	KY	0675491
Caretenders VS of Ohio, LLC	100% by National Health Industries, Inc.	N/A	OH	1812627
Caretenders VS of SE Ohio, LLC	100% by National Health Industries, Inc.	N/A	OH	2007716
Caretenders VS of Western KY, LLC	100% by National Health Industries, Inc.	N/A	KY	0675497
Home Health Agency-Central Pennsylvania, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043051
Home Health Agency-Brevard, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043050
Home Health Agency-Broward, LLC	100% by National Health Industries, Inc.	N/A	FL	L08000043050
Home Health Agency-Collier, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043052
Home Health Agency-Hillsborough, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043054
Home Health Agency-Illinois, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043056
Home Health Agency-Indiana, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043055
Home Health Agency-Palm Beaches, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043057
Home Health Agency-Pennsylvania, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043058
Home Health Agency-Philadelphia, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043059

Home Health Agency-Pinellas, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043060
Imperium Health Management, LLC	JV Entity-72.04% owned by Almost Family, Inc.)	N/A	KY	0794561
IN Homecare Network Central, LLC	100% by National Health Industries, Inc.	N/A	IN	2013061000795
IN Homecare Network North, LLC	100% by National Health Industries, Inc.	N/A	IN	2013061000766
Mederi Caretenders VS of SE FL, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103410
Mederi Caretenders VS of Broward, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103409
Mederi Caretenders VS of SW FL, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000103412
Mederi Caretenders VS of Tampa, LLC	100% by National Health Industries, Inc.	N/A	FL	L07000104055
OMNI Home Health Services, LLC	100% by OMNI Home Health Holdings, Inc.	N/A	DE	4508002
OMNI Home Health-District 1, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043061
OMNI Home Health-District 2, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043062
OMNI Home Health-District 4, LLC	JV Entity 70% by OMNI Home Health Services, LLC	N/A	FL	L08000043063
OMNI Home Health-Hernando, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043064
OMNI Home Health-Jacksonville, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043066
OMNI Health Management, LLC	100% by OMNI Home Health Services, LLC	N/A	FL	L08000043081
Patient Care Connecticut, LLC	100% by Priority Care, Inc.	N/A	CT	0979769
Princeton Home Health, LLC	100% by National Health Industries, Inc.	N/A	AL	DLL 480-611
SunCrest Companion Services, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	000559681
SunCrest Healthcare of East Tennessee, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	000588238
SunCrest Healthcare of Middle TN, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	000534537

SunCrest Healthcare of West Tennessee, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	000559681
SunCrest Home Health of Tampa, LLC	100% by SunCrest Healthcare, Inc.	N/A	FL	L10000107528
SunCrest Home Health of MO, Inc.	100% by SunCrest Healthcare, Inc.	1	MO	986620
SunCrest Home Health of North Carolina, Inc.	100% by SunCrest Healthcare, Inc.	1	NC	1141297
SunCrest Home Health-Southside, LLC	60% by SunCrest Home Health of Georgia, Inc.	N/A	GA	4014293
SunCrest Outpatient Rehab Services of TN, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	000603548
SunCrest Outpatient Rehab Services, LLC	100% by SunCrest Healthcare, Inc.	N/A	TN	563554
Bracor, Inc.	100% by National Health Industries, Inc.; 11,970.44 shares of Series A Voting common stock, 474,029.55 shares of Series A Preferred Stock, and 110,000 shares of Series B Preferred Stock	Voting Stock — Certificate V-6 Series A Preferred — Certificate A-10 Series B Preferred — Certificate B-4	NY	1006710
BHC Services, Inc.	100% by National Health Industries, Inc.; 20 shares of Class A Voting common stock	4	NY	1006102
Western Region Health Corporation	200 Shares of Common Stock held by Bracor, Inc.	9	NY	1414890
Willcare, Inc.	197 Shares of Comon Stock held by Bracor, Inc.	16	NY	850900
Patient’s Choice Homecare, LLC	100% by Bracor, Inc.	N/A	CT	750330
Connecticut Home Healthcare, Incorporated	100% by Bracor, Inc.; 100 shares of Class A common stock, 100 shares of Class B common stock	Class A Common Stock — Certificate A-14; Class B Common Stock — Certificate B-19	CT	227105
Litson Certified Care, Inc.	200 shares of Common Stock held by Western Region Health Corporation	7	NY	1860786
Litson Health Care, Inc.	100 shares of Common Stock held by Willcare, Inc.	8	NY	734269
Ingenios Health Holdings, Inc.	12,000,000 shares of Common Stock held by Almost Family, Inc.	1	DE	5186601

Ingenios Health Co.	100 shares of Common Stock by Ingenios Health Holdings, Inc.	1	DE	5199166
Black Stone Operations, LLC	100% by National Health Industries, Inc.	N/A	OH	2246704
Black Stone of Cincinnati, LLC	100% by Black Stone Operations, LLC	N/A	OH	1973918
Black Stone of Dayton, LLC	100% by Black Stone Operations, LLC	N/A	OH	1973919
Black Stone of Central Ohio, LLC	100% by Black Stone Operations, LLC	N/A	OH	1901026
Black Stone of Northwest Ohio, LLC	100% by Black Stone Operations, LLC	N/A	OH	2237128
Blackstone Group, LLC	100% by Black Stone Operations, LLC	N/A	OH	1500968
Blackstone Health Care, LLC	100% by Black Stone Operations, LLC	N/A	OH	935407
S&B Health Care, LLC	100% by Black Stone Operations, LLC	N/A	OH	967995
Advanced Geriatric Education and Consulting, LLC	100% by Black Stone Operations, LLC	N/A	OH	1713783
Black Stone of Northeast Ohio, LLC	100% by Black Stone Operations, LLC	N/A	OH	2337621
MJ Nursing at Black Stone, LLC	100% by Black Stone of Cincinnati, LLC	N/A	OH	1822088
Care Advisors by Black Stone, LLC	100% by Black Stone of Cincinnati, LLC	N/A	OH	1859959
Assisted Care by Black Stone of Cincinnati, LLC	100% by Black Stone of Cincinnati, LLC	N/A	OH	1973921
Home Health Care by Black Stone of Cincinnati, LLC	100% by Black Stone of Cincinnati, LLC	N/A	OH	1973920
Assisted Care by Black Stone of Dayton, LLC	100% by Black Stone of Dayton, LLC	N/A	OH	1973922
Home Health Care by Black Stone of Dayton, LLC	100% by Black Stone of Dayton, LLC	N/A	OH	1973923
Assisted Care by Black Stone of Central Ohio, LLC	100% by Black Stone of Central Ohio, LLC	N/A	OH	1901025
Home Health Care by Black Stone of Central Ohio, LLC	100% by Black Stone of Central Ohio, LLC	N/A	OH	1901027
Home Health Care by Black Stone of Northwest Ohio, LLC	100% by Black Stone of Northwest Ohio, LLC	N/A	OH	818998

Assisted Care by Black Stone of Northwest Ohio, LLC	100% by Black Stone of Northwest Ohio, LLC	N/A	OH	2371178
Patient Care of Hudson County, LLC	100% by Patient Care New Jersey, Inc.	N/A	NJ	600423970
Long Term Solutions, Inc.	2,000 Shares of Voting Stock owned by National Health Industries, Inc. 18,000 shares of Non-Voting Stock owned by National Health Industries, Inc.	Voting Stock — Certificate 13 Non-Voting Stock — Certificate 14	MA	000670795
Home Health of Jefferson Co, LLC	100% by National Health Industries, Inc.	N/A	KY	0951587
HHA of Wisconsin, LLC	100% by National Health Industries, Inc.	N/A	WI	H057746
Patient Care HHA, LLC	100% by Priority Care, Inc.	N/A	CT	1204832

EXHIBIT A

to

AMENDED AND RESTATED PLEDGE OF EQUITY INTERESTS

FORM OF PLEDGE SUPPLEMENT

Reference is hereby made to the Amended and Restated Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of December 5, 2016, by and between ALMOST FAMILY, INC., a Delaware corporation (the “Borrower”), certain of its Subsidiaries (together with the Borrower, the “Pledgors”) and JPMORGAN CHASE BANK, N.A. acting as Administrative Agent (“Administrative Agent”), whereby certain Pledgors have pledged certain capital stock, membership interests and partnership interests, as applicable, of certain of their subsidiaries as collateral to the Administrative Agent, for the benefit of itself and for the ratable benefit of the Secured Parties, as more fully described in the Pledge Agreement.  This Pledge Supplement is a “Pledge Supplement” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement.  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, the undersigned hereby agrees that, subject to Section 1 of the Pledge Agreement, (a) all of those shares of the capital stock of the Subsidiaries described in Schedule I hereto evidenced by the certificate number(s) identified in Schedule I, (b) all of the membership interest and all of the other right, title and interest of whatever nature including economic rights, control rights and member status, in each Subsidiary identified as one of the “Limited Liability Companies” on Schedule I hereto, (c) all security entitlements of each such Pledgor with respect thereto in each case, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income, interest, dividends and other distributions thereon, and (d) all additional shares or membership interests and the foregoing rights now owned or hereafter acquired by any Pledgor in any such Subsidiary (the “New Collateral”) shall be and become part of the Collateral, and are  pledged to the Administrative Agent as Collateral.

By its execution below, the Pledgor represents and warrants that it has full power and authority to execute this Pledge Supplement and that the representations and warranties contained in Section 2 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the New Collateral.  The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed.

This Pledge Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Pledge Supplement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Pledge Supplement. This Pledge Supplement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Pledge Supplement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

[the balance of this page intentionally has been left blank]

IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Supplement to the Pledge Agreement as of this          day of                           ,         .

[PLEDGOR]

By:
Name:
Title:

Schedule I
to
Pledge Supplement

CORPORATIONS

Subsidiary and its Tax Identification #	Ownership	State of Incorporation	State ID. No.

LIMITED LIABILITY COMPANIES

Name and Federal ID No.	Ownership	State of Organization	State ID. No.

EXHIBIT B

to

AMENDED AND RESTATED PLEDGE AGREEMENT

FORM OF JOINDER AGREEMENT

Reference is hereby made to the Amended and Restated Pledge Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), dated as of December 5, 2016, made by each of ALMOST FAMILY, INC., a Delaware corporation (the “Borrower”) and the other Subsidiaries of the Borrower listed on the signature pages thereto (together with the Borrower, the “Initial Pledgors”, and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Joinder Agreement in substantially the form hereof, the “Pledgors”), in favor of the Administrative Agent.  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, the undersigned, [NAME OF NEW PLEDGOR], a [                    ] [corporation/limited liability company/limited partnership] (the “New Pledgor”) agrees to become, and does hereby become, a Pledgor under the Pledge Agreement and agrees to be bound by the Pledge Agreement as if originally a party thereto.  The New Pledgor hereby grants a security interest in and pledges to the Administrative Agent, for the benefit of itself and for the ratable benefit of the Secured Parties, and as part of the Collateral, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations; provided that, the foregoing grant and pledge shall be subject to Section 1 of the Pledge Agreement.

By its execution below, the undersigned represents and warrants as to itself  that all of the representations and warranties contained in the Pledge Agreement are, and that Schedule I attached hereto is, true and correct in all respects as of the date hereof and that Schedule I hereby supplements and shall be added to Schedule I to the Pledge Agreement.  The New Pledgor represents and warrants that the supplements to the Exhibits to the Pledge Agreement attached hereto are true and correct in all respects and that such supplements set forth all information required to be scheduled under the Pledge Agreement with respect to the New Pledgor.  The New Pledgor shall take all steps necessary and required under the Pledge Agreement to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against the New Pledgor’s Collateral.

This Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Joinder Agreement. This Joinder Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,”

“delivery,” and words of like import in or relating to any document to be signed in connection with this Joinder Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

[the balance of this page intentionally has been left blank]

IN WITNESS WHEREOF, the New Pledgor has duly executed this Joinder Agreement to the Pledge Agreement as of the day and year first above written.

[NEW PLEDGOR]

By:
Name:
Title:

Schedule I
to
Joinder Agreement

CORPORATIONS

Subsidiary and its Tax Identification #	Ownership	State of Incorporation	State ID. No.

LIMITED LIABILITY COMPANIES

Name and Federal ID No.	Ownership	State of Organization	State ID. No.